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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 19, 1999

                           Advanced Communications Group, Inc.
                       -----------------------------------------
                   (Exact name of registrant as specified in its charter)


              Delaware                 001-13875                76-0549396
   ---------------------------- ------------------------   --------------------
  (State or other jurisdiction  (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)

390 S. Woodsmill Road, Suite 150, St. Louis, Missouri            63017
------------------------------------------------------     --------------------
     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (314) 205-8668
                                                   ---------------

   ------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)


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ITEM 2.  DISPOSITION OF ASSETS

         On November 19, 1999 Advanced Communications Group, Inc. ("Advanced Communications") closed the sale of its telecommunications operations. Advanced Communications sold, in a stock sale, its four wholly owned subsidiaries which provided telecommunication services to Ionex Telecommunications, Inc., formerly known as Compass Telecommunications, Inc. Those four wholly owned subsidiaries were Feist Long Distance, Inc., FirsTel, Inc., Telecom Resources, Inc., and Valu-Line of Longview, Inc. In addition, prior to the sale of the wholly owned subsidiaries, Advanced Communications transferred its telecommunications operations related assets and liabilities to those subsidiaries. Also on November 19, 1999, but prior to the closing, Advanced Communications executed a First Amendment to the Stock Purchase Agreement entered into between it, its telecommunication subsidiaries, and Ionex. The First Amendment, among other things, addressed issues which arose since the signing of the Stock Purchase Agreement and permitted the waiving of certain closing conditions. Advanced Communications received cash consideration in the amount of $49.8 million less preliminary working capital, closing plant, property and equipment and other adjustments, in the amount of $7.2 million, or approximately $42.6 million.

         During the period of time between approximately September 1, 1999 and the closing Advanced Communications received consulting services from Ionex.



 ITEM 5. OTHER EVENTS.

         ACTIVITIES IN CONNECTION WITH IMPLEMENTATION OF CHANGE IN BUSINESS FOCUS, STRATEGY, AND DIRECTION

                  Furthering Advanced Communications' previously announced plans to change its business focus, strategy and direction to concentrate on creating an integrated network of print and Internet directories to take advantage of the convergence of these advertising mediums, Advanced Communications entered into amended and restated definitive agreements for the acquisition of the outstanding capital stock of YPtel Corporation, Web YP, Inc. (d/b/a WorldPages.com), and a website production company, Big Stuff, Inc. In connection with these acquisitions, Advanced Communications would issue 19,545,455 shares of its common stock plus approximately 3.93 million additional shares in connection with the redemption of indebtedness owed by Advanced Communications and the conversion of indebtedness of Web YP and Big Stuff into Advanced Communications common stock. Upon closing of these acquisitions, which is contingent upon regulatory and shareholder approvals, Advanced Communications will be re-named "WorldPages.com, Inc." and it anticipates that its stock will continue to be traded on the New York Stock Exchange under a new symbol.

                  Advanced Communications is currently concentrating on the activities required to obtain stockholder approval as well as the activities and documentation required to complete the acquisitions of YPtel, Web YP and Big Stuff. Upon obtaining stockholder approval Advanced Communications anticipates that the acquisitions will be closed in the first quarter of 2000.

         PRESS RELEASES

                                       2
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         Advanced Communications has issued eight news releases since July
26, 1999 concerning the following subjects: (a) completion of the Company's switch installation in Wichita, Kansas, dated August 2, 1999; (b) announcement of the Company's second quarter results, dated August 5, 1999; (c) receipt of approval from the Federal Trade Commission and the U.S. Department of Justice for the Company's sale of its telecommunications operations, dated August 25, 1999; (d) the Company's revised definitive agreements for the proposed acquisitions of the outstanding stock of YPtel Company and changes to the Company's Board of Directors, dated October 27, 1999; (e) receipt of approval from the Federal Trade Commission and the U.S. Department of Justice in connection with the proposed issuance of shares to the Company's chairman and four others for conversion of debt, dated November 3, 1999; (f) announcement of the Company's third quarter results, dated November 12, 1999; (g) receipt of the final state regulatory approval needed to close the proposed sale of the telecommunication operations, dated November 19, 1999; and (h) announcement of the closing of the sale of the telecommunication operations, dated November 22, 1999.

         These news releases are filed as Exhibits 99(a) -(h) hereto and are incorporated into this Item 5 by reference as fully and as completely as if set forth in their entirety in this Item 5.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits


               2 Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession

                   (a) First Amendment dated November 19, 1999 to the Stock Purchase Agreement by and among Advanced Communications Group, Inc., Ionex Telecommunications, Inc. formerly known as Compass Telecommunications, Inc., Feist Long Distance Service, Inc., FirsTel, Inc., Telecom Resources, Inc. and Valu-Line of Longview, Inc., dated July 14, 1999.

                   (b) Amended and Restated YPtel Agreement made and entered into as of October 26, 1999 by and among Advanced Communications Group, Inc., YPtel Corporation, the shareholders of YPtel listed on Exhibit "A" attached thereto, Edward Truant, Douglas G. McIntyre, Jeffrey
                        L. Rosenthal, Stephen D. Lister, the J.L.R. Family Trust, the Paisley Family Trust, Cold Trust, Global Investment Trust, Freezer Trust, Storage Trust, Directory Trust, Publisher Trust, and Imperial Capital Limited.

                   (c) Amended and Restated Web YP Agreement made and entered into as of October 26, 1999 by and among

                                   3
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                        Advanced Communications Group, Inc., ACG Acquisition
                        VI Corp., Web YP, Inc., Richard O'Neal, and Richard
                        L. Reid.

                   (c) Amended and restated Big Stuff agreement made and entered into as October 26, 1999 by and among Advanced Communications Group, Inc., ACG Acquisition VII Corp., Big Stuff, Inc., Richard O'Neal, and Richard L. Reid.

         99        Additional Exhibits

                   (a) Press Release issued by Advanced Communications Group, Inc. dated August 2, 1999 announcing completion of the Company's switch installation in Wichita, Kansas.

                   (b) Press Release issued by Advanced Communications Group, Inc. dated August 5, 1999 announcing the Company's second quarter results.

                   (c) Press Release issued by Advanced Communications Group, Inc. dated August 25, 1999 announcing approval of the Federal Trade Commission and the U.S. Department of Justice for the Company's sale of its telecommunications operations.

                   (d) Press Release issued by Advanced Communications Group, Inc. dated October 27, 1999 concerning the Company's revised definitive agreement for the proposed acquisition of the outstanding stock of YPtel Corporation and changes to the Company's Board of Directors.

                   (e) Press Release issued by Advanced Communications Group, Inc. dated November 3, 1999 announcing receipt of approval from the Federal Trade Commission and the U.S. Department of Justice in connection with the proposed issuance of shares to the Company's chairman and four others for conversion of debt.

                   (f) Press Release issued by Advanced Communications Group, Inc. dated November 12, 1999 announcing of the Company's third quarter results.

                   (g) Press Release issued by Advanced Communications Group, Inc. dated November 19, 1999 announcing receipt of the final state regulatory approval needed to close the proposed sale of the telecommunication operations.

                                  4
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                   (h)  Press Release issued by Advanced Communications
                        Group, Inc. dated November 22, 1999 announcing the closing of the sale of the telecommunication operations.

                                  5
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADVANCED COMMUNICATIONS GROUP, INC.


                                    By:   /s/ Michael A. Pruss
                                          ---------------------------
                                          Michael A. Pruss
                                          Chief Financial Officer

Date:    December 6, 1999




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                                  EXHIBIT INDEX

         These Exhibits are numbered in accordance with the Exhibit Table of
Item 601 of Regulation S-K:


Exhibit No.    Description
-----------    -----------
1              Omitted - Inapplicable.
2              (a)   First Amendment to the Stock Purchase Agreement by and
                     among Advanced Communications  Group, Inc., Ionex
                     Telecommunications, Inc. (formerly known as Compass
                     Telecommunications, Inc.), Feist Long Distance Service,
                     Inc., FirsTel, Inc.,  Telecom Resources,  Inc. and
                     Valu-Line of Longview,  Inc., dated July 14, 1999.

               (b)   Amended and Restated YPtel Agreement made and
                     entered into as of October 26, 1999 by and among
                     Advanced Communications Group, Inc., YPtel
                     Corporation, the shareholders of YPtel listed on
                     Exhibit "A" attached thereto, Edward Truant, Douglas
                     G. McIntyre, Jeffrey L. Rosenthal, Stephen D.
                     Lister, the J.L.R. Family Trust, the Paisley Family
                     Trust, Cold Trust, Global Investment Trust, Freezer
                     Trust, Storage Trust, Directory Trust, Publisher
                     Trust, and Imperial Capital Limited.
               (c)   Amended and Restated Web YP Agreement made and
                     entered into as of October 26, 1999 by and among
                     Advanced Communications Group, Inc., ACG Acquisition
                     VI Corp., Web YP, Inc., Richard O'Neal, and Richard
                     L. Reid.
               (d)   Amended and Restated Big Stuff Agreement made and
                     entered into as October 26, 1999 by and among
                     Advanced Communications Group, Inc., ACG Acquisition
                     VII Corp., Big Stuff, Inc., Richard O'Neal, and
                     Richard L. Reid.
4              Omitted - Inapplicable.
16             Omitted - Inapplicable.
17             Omitted - Inapplicable.
20             Omitted - Inapplicable.
23             Omitted - Inapplicable.
24             Omitted - Inapplicable.
27             Omitted - Inapplicable.
99             (a)   Press Release  issued by Advanced  Communications Group,
                     Inc. dated August 2, 1999 announcing completion of the
                     Company's  switch  installation  in Wichita Kansas.
               (b)   Press Release issued by Advanced Communications Group, Inc.
                     dated August 5, 1999 announcing the Company's second
                     quarter results.
               (c)   Press Release issued by Advanced Communications
                     Group, Inc. dated August 25, 1999 announcing
                     approval of the Federal Trade Commission and the
                     U.S. Department of Justice for the Company's sale of
                     its telecommunications operations.



                                      7
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               (d)   Press Release issued by Advanced Communications
                     Group, Inc. dated October 27, 1999 concerning the
                     Company's revised definitive agreement for the
                     proposed acquisition of the outstanding stock of
                     YPtel Company and changes to the Company's Board of
                     Directors.
               (e)   Press Release issued by Advanced Communications
                     Group, Inc. dated November 3, 1999 announcing
                     receipt of approval from the Federal Trade
                     Commission and the U.S. Department of Justice in
                     connection with the proposed issuance of shares to
                     the Company's chairman and four others for
                     conversion of debt.
               (f)   Press Release issued by Advanced Communications
                     Group, Inc. dated November 12, 1999 announcing of
                     the Company's third quarter results.
               (g)   Press Release issued by Advanced Communications
                     Group, Inc. dated November 19, 1999 announcing
                     receipt of the final state regulatory approval
                     needed to close the proposed sale of the
                     telecommunication operations.
               (h)   Press Release issued by Advanced Communications
                     Group, Inc. dated November 22, 1999 announcing the
                     closing of the sale of the telecommunication
                     operations.



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